UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐           Preliminary Proxy Statement
☐           Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐           Definitive Proxy Statement
☒           Definitive Additional Materials
☐           Soliciting Materials Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Cigna Corporation
____________________________
(Exact Name of Registrant as Specified in its Charter)

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CIGNA CORPORATION
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to be held on Wednesday, April 25, 2012

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/ci

This communication presents only an overview of the more complete Proxy Materials that are available to you on the Internet. It is not a proxy card. We encourage you to access and review all of the important information contained in the Proxy Materials before voting.

If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 10, 2012 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)

By opting to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/ci

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

This Notice Serves as your Admission Ticket

Dear Cigna Corporation Shareholder:

The 2012 Annual Meeting of Shareholders of Cigna Corporation (the “Company”) will be held on Wednesday, April 25, 2012 at 3:30 p.m., local time, at The Bushnell Performing Arts Center, Autorino Great Hall Theater, 166 Capitol Avenue, Hartford, Connecticut. You are receiving this communication because you owned shares of the Company as of February 27, 2012 (the record date), which entitles you to vote at the Annual Meeting. Proxy Materials for the Annual Meeting are now available online.

Proposals to be voted on at the meeting are listed below:
(1)	Election of Director nominees for terms expiring in April 2015:
1.1 John M. Partridge
1.2 James E. Rogers
1.3 Joseph P. Sullivan
1.4 Eric C. Wiseman
(2)	Advisory approval of Cigna’s executive compensation;
(3)	Ratification of appointment of PricewaterhouseCoopers, LLP as Cigna’s independent registered public accounting firm for 2012;
(4)	Approval of the Amended and Restated Cigna Executive Incentive Plan; and
(5)	Amendment of the ByLaws to provide for declassification of the Board of Directors.

The Board of Directors recommends a vote “FOR” Items 1, 2, 3 and 4 and makes no recommendation with respect to Item 5.

Only shareholders of record at the close of business on February 27, 2012, the record date for the Annual Meeting, may vote at the meeting or any adjournment thereof. Directions to the Annual Meeting can be found on the last page of the Proxy Statement.

This notice serves as your Admission Ticket to the Annual Meeting. You must bring an admission ticket and a valid photo ID to the Annual Meeting.

CONTROL NUMBER ê
YOU MUST REFERENCE YOUR 11DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	è

Stockholders of record as of the record date are cordially invited and encouraged to attend the Annual Meeting. Directions to attend the Annual Meeting, where you may vote in person, can be found on the last page of the Proxy Statement.

Meeting Location:
The Bushnell Performing Arts Center
Autorino Great Hall Theater
166 Capitol Avenue
Hartford, Connecticut 06106

The following Proxy Materials are available for you to review online:
•	Company’s 2012 Proxy Statement (including all attachments thereto);
•	the Company’s Annual Report for the year ended December 31, 2011 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials:
(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:	18883130164 (outside of the U.S and Canada call 2016806688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/ci

The Proxy Materials for Cigna Corporation are available to review at:

http://www.proxyvoting.com/ci

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your Proxy Materials online,
OR WHEN YOU WANT TO VOTE ELECTRONICALLY.

Admission Ticket This notice serves as your Admission Ticket to the Annual Meeting. You must bring an admission ticket and a valid photo ID to the Annual Meeting.

HOW TO VOTE BY INTERNET

We encourage you to review the Proxy Materials online before voting.

Use the Internet to vote your shares. On the landing page of the website listed above, in the box labeled
"To Vote Your Shares by Internet," click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website.

You will need to reference the 11digit control number located on the reverse side.